3rd Quarter 2022 Update October 25, 2022

Presentation Index 2 Corporate Overview Opportunity – Our Investment Thesis 3rd Quarter 2022 Results Line of Business Updates Appendix 3 8 17 31 41 Board of Directors Forward-Looking Statements Non-GAAP Reconciliations Please refer to the Forward-Looking Statements on slide 43 for important disclosures about information contained in this presentation. Peer Group

Corporate Overview Highlights Asset-based lending Healthcare Services 91 banking centers 233 ATMs UMB Bank Presence Twin Cities - MN Salt Lake City - UT UMB Financial Corporation Headquarters Expansion Markets International Presence UMBF Trust & Agency Services – Dublin, Ireland Specialized Lending Verticals Corporate Trust Capital Markets (4) Fund Services Private Wealth Management & Personal Trust At, or for the 3 months ended, 09/30/22. (1) Includes $16.4mm in PPP balances; (2) Includes $10.5B in managed assets and $4.0 B in Assets Under Administration for Private Wealth customers; (3) Includes assets in Fund Services, Corporate Trust and Healthcare Services; (4) UMB Bank, n.a. Capital Markets Division. 3

An unwavering commitment to doing more for our customers. Beyond Financials Our Culture 4 Customers First We do the unparalleled to create an environment that consistently exceeds the expectations of our customers. Integrity & Trust We demonstrate our uncompromising honesty and integrity to earn the trust of everyone we serve. Performance & Strength We achieve sustainable greatness by delivering on our promise, remaining independent and maintaining financial soundness. Associate Spirit We rely upon our people and their collective attitude and skills to differentiate us from our competitors. Inclusion & Diversity We believe an inclusive and diverse culture energizes the workplace and ignites innovation. Our Values Our Commitment Our Vision the unparalleled customer experience

5 Beyond Financials Our Culture Creating an unparalleled customer experience requires a culture where our people feel part of something more, something bigger. We foster this experience through our policies, our business decisions and our expectations of each associate.

6 Beyond Financials Our Commitment to Corporate Citizenship Read our 2021 Corporate Citizenship Report at UMB.com/CorporateCitizenship UMB recognizes the undeniable importance of sustainable business practices. Efficient & Sensible Resource Use Associate volunteerism and corporate philanthropy help build strong community partnerships. $6.6 million in company donations and sponsorships in 2021, supporting underserved communities’ housing needs, small business efforts, education and emerging talent 1,000+ participants in our workplace giving campaign supporting qualified nonprofits with pledges of $526k Associates receive 16 hours of paid Volunteer Time Off (VTO) annually, and participates logged over 6,500 hours of volunteer time, despite the pandemic UMB Market, which helps children learn about healthy shopping on a budget, was the Financial Education winner in the American Bankers Association Community Commitment Awards Community Impact 74 UMB buildings use automated systems to conserve energy, with a goal to include all UMB properties by year-end 2023 More than 183k Kilowatt hours generated from solar panels Exterior lighting upgrades to LED saved more than 95k Kilowatt hours; committed to convert all locations by year-end 2023 Committed to paper reduction through digital opportunities and education programs Adapting technology to include rooftop gardens, geothermal energy and charging stations for electric cars Installed beehives at a Colorado branch to support the local honeybee population Effective governance practices preserve the confidence and trust of our stakeholders. 12-person board of directors, with 10 independent members, a lead independent director, and 100% independence on board committees 33% board diversity Deliberate selection criteria which includes diversity standards in the board nomination process Robust risk oversight with distinct risk management committees: enterprise risk, asset and liability, and credit Board oversight of the executive ESG Committee Strong Corporate Governance We want our company to be as diverse as the world we live in. As an early CEO Action for Diversity and Inclusion signatory, we regularly review progress of our inclusion strategy with executives and our board of directors Eight Business Resource Groups (BRGs) help us understand the needs of our associates, customers and communities and turn empathy into action In 2021, 34% of all UMB hires were people of color, 52% were women and 2% were veterans Diversity among leadership team – 8 of 16 members Inclusion & Diversity

Business Model Our Diverse Foundation Commercial & Personal Banking Services 3Q’22 Revenue: 3Q’22 $229.4 million. 3Q’22 Average Deposits: $19.5 billion Average loans: $2.7B (1) (2) Average deposits: $6.3B Retail deposit & lending services through 91 branches and online Private banking services Consumer mortgage AUM = $10.5B AUA = $4.0B Financial planning Investment management Trust & custody Estate planning Family office Business exit planning C&I lending Small business lending CRE & Construction lending Average loans: $16.1B (1) Average deposits: $13.2B Agribusiness Energy Practice finance Mezzanine debt & equity investments Commercial Private Wealth Institutional Banking Services 3Q’22 Revenue: 3Q’22 $132.8 million. 3Q’22 Average Deposits: $10.3 billion Institutional Banking provides solutions for the entire marketplace; $385.0 billion in AUA. (3) Corporate Trust Bond trustee, paying agent & escrow services Institutional Custody Domestic & international custody services Fund Services Fund accounting, fund administration & transfer agency Specialty Trust & Agency Solutions Default workout & successor trustee services Aviation, ABS & loan agency services Capital Markets Division (4) Fixed income sales & trading Public finance Investor Solutions Banking, cash management & specialty services for financial firms Healthcare Services Health savings & benefit spending accounts Healthcare payment solutions Balances at or for quarter ended 09/30/22. (1) Loan balances exclude credit card and PPP loans; (2) Includes consumer loans plus residential real estate loans to retail and private banking clients; (3) Includes AUA in Fund Services/custody, corporate trust and Healthcare Services; (4) Products and services offered through UMB Bank Capital Markets Division: NOT FDIC INSURED | MAY LOSE VALUE  | NOT BANK GUARANTEED. Aviation Asset-based lending Beverage Treasury management Merchant payments Specialized Expertise: 7

Our Investment Thesis

9 Investment Thesis Our Opportunity Track record of relative outperformance in loan growth – opportunities remain Underpenetrated across our geographic footprint, focused on market share gains Underpenetrated vertically on an asset class basis; built out specialized teams Runway for Growth Attractive deposit base Diverse funding sources Track record of strong deposit growth in challenging times Net interest income growth Above peer earning asset growth Balance sheet flexibility to lever up deposit base through deployment into high-quality earning assets Focus on returning value to shareholders Risk-adjusted returns EPS and tangible book value growth outpace peers over the long-term Consistent dividend growth Differentiated revenue profile and growing fee income Revenue from diverse lines of business and verticals provide a natural hedge in all rate environments Lower-than-peer reliance on mortgage and NSF/OD revenue Solid capital and liquidity positions support growth objectives Higher common equity levels Attractive loan-to-deposit ratio provides flexibility Time-tested underwriting philosophy Unwavering credit standards Long-tenured credit team – average of 24 years with UMB Chief Credit Officer – 36 years with UMB

7% Balance Sheet Growth Across All Business Cycles 10 Average Loans Average Deposits Average annual balances in billions. 2.50% 0.14% 1.77% 0.09% Annual Loan Growth 12% 14% 9% 7% 5% 2% 6% 10% 10% 18% 12% 21% 19% 9% 7% 10% 25% 4% 14% 16% 11% 14% 10% 20% 13% 6% 11% 9% 4% 7% 14% 15 Year CAGR 10.4% 15 Year CAGR 11.7% (1) (1) Exludes PPP balances for ’20 & ‘21; (2) UMB traditional peers (15 banks), as of latest available annual period. Source: S&P Global Market Intelligence. Peer group defined on slide 47. (1) Annual Deposit Growth

Differentiated Revenue Profile Multiple Sources of Growth 11 Net Interest Income Fee Income Provides Diversity Dollars in millions. 29% 28% 54% 36% $ 1,282.7 $1,291.4 $472.2 $613.2 $521.5 $731.3 $587.8 $778.2 $671.0 $825.1 $878.5 $982.5 $848.7 $1,012.1 $971.4 $1,097.7 Total Revenue 15 Year CAGR 6.9% Revenue Growth Annual NII Growth Annual Revenue Growth 12% 15% 7% 18% 10% 3% 2% 1% 9% 4% 5% 18% 20% 13% 9% 10% -1% 7% 10% 13% 4% 9% 9% 6% 18% 6% 3% 4% 11% 1% 3% 8% (1) Fee income prior to 2017 contains income from discontinued operations; (2) UMB traditional peers (15 banks) as of latest available annual period. Source: S&P Global Market Intelligence. 15 Year CAGR 9.2% 15 Year CAGR 4.1% Fee Income Growth $ 815.5 $731.2 $217.2 $303.0 $232.7 $317.0 $275.1 $320.1 $310.6 $333.3 $412.1 $558.9 $350.1 $610.4 $495.3 $670.9

Capital & Liquidity Supports Growth Outlook Cash & Securities / Assets Loans / Deposits Tier 1 Capital Ratio Tangible Common Equity / Assets (4) (3) (2) (1) UMB traditional peers (15 banks), as of latest available annual period. Source: S&P Global Market Intelligence; (2) Non-GAAP measure. See reconciliation on slide 45; (3) As defined by S&P Global: “Cash, cash equiv. & investment securities/assets;” (4) Period-end balances. 12

Resilient Credit Metrics Through All Economic Environments 13 Net Charge-Offs / Average Loans Nonperforming Loans / Loans 15 Year Average 0.30% 15 Year Average 0.45% (1) UMB traditional peers (15 banks), as of latest available annual period. Source: S&P Global Market Intelligence; (2) All FDIC-insured banks. Source: FDIC. 0.25% 0.10% 0.27% 0.89% 0.47% 0.54%

Risk-Adjusted Returns Rowing Close to Shore 14 Risk-Weighted Assets / Assets Return on Risk-Weighted Assets (1) UMB traditional peers (15 banks), data as of latest available annual period. Source: S&P Global Market Intelligence.

Outperformance Building Long-Term Value 15 15-Year Compounded Annual Growth Rates 2006 – 2021 (2) *KBW Nasdaq Regional Bank Index (median of 50 banks); **UMB’s traditional peers (median of 15 banks); ***Median of all publicly-traded banks with data reported for both 2006 and 2021. (1) As of March 2022; (2) Non-GAAP measure. See reconciliation on slide 46. Source: KRX, Peer and Industry data from S&P Global Market Intelligence. (1)

Dividend Trends Sustained Growth 16 (1) Dividends adjusted for 2-for-1 stock split in 2006. Annual Dividends Declared (1) +292.1% 2002 - 2022

3rd Quarter 2022 Financial Review

3Q 2022 Results At-A-Glance 3Q ’21 2Q ’22 3Q ’22 Linked-Quarter Commentary 18 Dollars in millions, except per share amounts. (1) Net gains/losses from mark-to-market valuations and any dispositions of equity investments. (2) Non-GAAP measure; reconciled on slide 44.

3Q 2022 Earnings Highlights 19 Operating PTPP Income (1) $187.1 $131.2 $109.6 $107.4 $119.4 Net Income $106.0 $137.6 $88.0 $94.5 $78.5 Dollars in millions, except per share amounts. (1) Operating pre-tax, pre-provision income. See reconciliation on slide 44; (2) Net gains/losses related to mark-to-market valuations and any disposition of shares in our equity investments.

Revenue Trends 20 Dollars in millions. Columns may not sum due to rounding differences. 3Q ’21 4Q ’21 1Q ’22 2Q ’22 3Q ‘22 Linked-Qtr. Variance $ ∆ % ∆

Net Interest Income 21 @ 0.16% $3.7B $1.5B $5.4B $6.8B $6.6B @ 2.83% @ 0.87% @ 0.83% @ 0.78% @ 1.27% @ 0.15% @ 0.19% @ 0.64% @ 1.60% Asset Yield and Liability Cost Trends Liquidity Trends Impact NIM $224.8 $209.8 $210.6 $210.4 15.9% 18.8% 17.6% 10.5% 4.3% $233.5 $2.1B @ 1.79% @ 1.30% 8.4% Pre- pandemic Liquidity trends shown as average quarterly balances. $ millions $ billions EA % IBL % COF %

Noninterest Income 22 Current Quarter Drivers Dollars in millions. (1) UMB traditional peers (15 banks), data as of latest available quarter. Source: S&P Global Market Intelligence. Noninterest income was $128.7mm vs. $176.3mm in 2Q’22. Income from investment securities gains (losses) decreased $62.1mm, largely due to the realized gain on the sale of Visa Inc. Class B shares in the prior quarter. The remaining variance from 2Q’22 is primarily due to: +$13.0mm in company-owned life insurance income and +$1.2mm in derivative income, both included in “other” income. The COLI income has a proportionate offset in noninterest expense; +$1.5mm in bankcard income related to higher interchange levels and lower rebate/reward expense; and +$1.4mm in brokerage income from money market revenue and 12b-1 fees. Partially offset by a $1.7mm reduction in trading and investment banking income due to lower volumes. $176.3 $128.7 $107.9 $118.8 $123.7 LQ Variance Included sale of Visa B shares Composition / Changes in Inv. Securities Gains (Losses) and Trust & Securities Processing

Noninterest Expense 23 Current Quarter Drivers Dollars in millions. Columns may not sum due to rounding differences. Noninterest expense increased $17.3mm, or 8.1%, vs. 2Q’22. Primary drivers: +$11.5mm in deferred compensation expense in the salary & benefits line (offset by increased COLI income noted); +$4.5mm in salaries and wage expense, largely related to one additional salary day in the quarter; +$3.7mm in operational losses, recorded in “other” expense, that are not expected to recur; and Increases of $1.6mm and $1.4mm in processing fees and marketing and business development expense, respectively, due to the timing of multiple projects. These increases were partially offset by a decrease of $4.8mm in charitable contributions, recorded in other expense. 3Q ’21 4Q ’21 1Q ’22 2Q ’22 3Q ‘22 Linked-Qtr. Variance $ ∆ % ∆

$16,693 $ 17,361 $ 18,318 $ 19,284 Diversified Loan Portfolio 24 Average balances in millions. $ 16,757 3Q ’21 2Q ’22 3Q ’22 Linked-Qtr. Variance $ ∆ % ∆ Loans by Region Kansas City 33% Colorado 19% Arizona 10% St. Louis 15% Greater MO 5% KS - 3% Texas 11% NE - 2% OK - 2%

Quarterly Loan Activity 25 (1) Payoffs and paydowns include C&I and CRE loans. 3Q ’21 4Q ’21 1Q ’22 2Q ’22 3Q ’22 (1) (1)

Strong Asset Quality Net Loan Charge-Offs Delinquencies Nonperforming Loans Allowance for Credit Losses Dollars in millions. (1) Delinquencies represent accruing loans > 30 days past due; (2) Total loans include PPP balances. 26 0.02%

Detailed Net Charge-Off History Historical Recent Trends (1) Loan categories updated in 2020 with adoption of ASU 2016-13. In prior periods, NCOs for “Commercial” included C&I, commercial card, ABL and factoring loans. NCOs for “Other” included consumer cards, all real-estate loans, consumer loans and DDA. 27

High-Quality Investment Portfolio $8,093 $7,566 $10,567 $11,271 $11,278 $5,199 $5,785 $1,073 $1,195 $1,894 Available-for-Sale Held-to-Maturity Average balances - $ millions (1) Cash flow and purchase activity and HTM duration includes AFS and the portion of the HTM portfolio managed by the Corporate Treasury team; excludes industrial revenue bonds held-to-maturity; (2) Purchases made for roll-off and overbuy; net of purchases related to sales/trades. (3) Includes impact of ~$608mm pay-fixed receive-float swap portfolio with varying start dates. 28 Securities Portfolio Statistics & Activity (1)

Diversified Deposit Mix 29 $31,589 $29,428 $31,637 $32,580 Deposits by Line of Business Commercial Personal Institutional Commercial Banking 43% Consumer & Private Wealth 21% Capital Mkts. & Corp. Trust 10% Healthcare Services 8% Fund Services 8% Investor Solutions 10% 45% 42% 39% 41% 43% Average balances in millions. (1) Small business deposits were moved from consumer to commercial in 1Q ’22. $29,797 3Q ’21 2Q ’22 3Q ’22 Linked-Qtr. Variance $ ∆ % ∆ (1)

30 Interest Rate Sensitivity Impact to Net Interest Income Assumptions Projected rates for new loans and deposits based on historical analysis, management outlook and repricing strategies Asset prepayments and other market risks are developed from industry estimates of prepayment speeds and other market changes Shock Scenario – Static Balance Sheet Ramp Scenario – Static Balance Sheet 61% of total end-of-period loans, or $12.1B, are variable. Of variable loans: 71% reprice within 12 months 34% tied to LIBOR (1) 32% - Prime 30% - SOFR 4% - other Loan Repricing (1) Loans tied to LIBOR are expected to migrate to the Secured Overnight Financing Rate index (“SOFR”) or other indices by 2Q ’23.

Line of Business Updates

Commercial Banking Commercial Capabilities 32 Average balance for 3Q’22, excludes credit card. (1) Rank among U.S. Visa & Mastercard Commercial Card Issuers, Source: Nilson Report, ‘21; (2) ABA 2021, FDIC data. Commercial Lending Portfolio Middle Market 56% Investment Real Estate 26% Sm./Med Biz 5% Specialized Verticals 13% $16.1B Average Balance

Commercial Banking C&I Lending 33 Commercial & Industrial Statistics C&I Industry Diversification (1) (2) Average loan size: $5.4 million Considerations Internal limits on loan size and projects per sponsor Concentration guidelines for all lending verticals, monitored for changing conditions C&I Balance Trends Transp. / Warehouse Diversified Technology Materials & Commodities Manu-facturing Food/Beverage Manufacturing Healthcare Commercial Services Other (3) Agribusiness RE & Construction Finance & Insurance Energy-Related $9.0B 45.3% of total UMB loans (1) Includes C&I and leases; Industries as a percentage of C&I loans; (2) End-of-period balances; (4) Excludes PPP loans. (2) (4) Average Line Utilization Trends +34% YoY (4)

Commercial Banking Commercial Real Estate 34 Commercial Real Estate Statistics Investment CRE / Construction Portfolio (1) Total Investment CRE Portfolio Average Loan-to-Value: 61% Recourse: 85% Const. / Land Dev. 16% Owner-Occupied 30% Investment CRE 46% $7.1B Farmland 7% as of Sept. 30, 2022 1-4 Unit Residential Construction = 1% of total (2) Retail Multifamily Office Building Hotel Industrial Sr. Living Mixed Use Vacant Land Other (4) Owner-occupied – new purchase or refinance Real estate development – construction / perm financing, bridge financing, renovations Investment CRE – 3 to 10-year term loans for property investors Resi. Rental (1) Industries as a percentage of investment CRE and construction portfolio; (2) Excludes PPP loans; (3) Calculated using Tier 1 capital plus an adjusted ACL, per regulatory guidelines. Regulatory Concentrations Total non-farmland CRE / Total RBC: 156% Construction & Development Loans / Total RBC: 38% (3) $4.4B 22.1% of total UMB loans

Personal Banking Consumer 35 Strategic & Stable Source of Low-Cost Funds Diversified Products, Services & Engagement Hybrid Service & Sales Model—provides channel of choice & drives customer satisfaction Consumer plays a strategic role for UMB as a large and stable source of deposits. Poised for continued asset growth. Metrics at or for the quarter ended 09/30/22. (1) 2021 Net Promoter Score across 43 financial services companies. Source: Medallia, Inc. Growth engine for new customers and deepening existing relationships. Digital Banking Q3 2022 NPS Score 72.2 UMBF Industry Average (1) 51 Private Banking Strategically positioned for sales growth Retail Banking New 1st Time Homebuyer Program with Down Payment Assistance 1,000+ Provided $1.6mm in down payment assistance to new homeowners Financial Education – powered by 12,000 3Q ‘22 page views for UMB Financial Education Center landing page Community Engagement & Sponsorships $51mm Consumer deposits via Mobile +16% YoY 25% of non-mortgage loan applications $19mm 9% of new retail deposit accounts Applications YTD 22 Organizations engaged 24 Financial Education classes

Personal Banking Private Wealth Management 36 Composition as of 09/30/22. (1) Includes AUM and AUA. Personal Trust 22% Investment Advisory 37% Non-Managed AUA 28% IRAs 5% Brokerage 4% Other 4% Customer Assets Wealth Management Financial planning Discretionary investment management Investment research & education Brokerage services   Trust Management and Estate Planning Charitable foundation planning & administration Trustee & successor trustee services Personal custody, including self-directed IRAs Unique asset administration Fine art management Trust tax preparation   Family Wealth Management A multi-family office Strategic wealth solutions for ultra-high net worth families Business succession planning & continuity Direct private equity investments opportunities New Assets / Sales (1) $10.5B Managed Assets (AUM) $4.0B Non-Managed Assets (AUA) $874mm YTD ‘22

Institutional Banking Fund Services & Institutional Custody 37 Best Interval Fund Administrator (1) Best Administrator – Technology (2) Fund Services – Registered Funds & Alternative Investments Institutional Custody $352B $419B $407B $382B Provides services for 1,700 funds, including registered and alternative investment funds, PE funds, real estate and venture capital funds and ETFs and more. One of the nation's leading providers of domestic and global custody, serving insurance companies, public & private corporations, nonprofits, municipalities, fund companies and endowments. Established in 1948. Best Custodian – 2021 & 2022 (4) $405B (1) With Intelligence ‘19-’20 & ‘22 Awards; (2) Hedgeweek U.S. Awards ‘20 & PE Wire U.S. Awards ’20; (3) PE Wire ‘21; (4) HFM U.S. Services Awards ’21 – ’22. Best Administrator – GPs with assets <$30B (3)   Assets Under Administration

Institutional Banking Corp/Specialty Trust & Capital Markets 38 (1) Ranked by proceeds and number of issues; (2)Thomson Reuters municipal rankings, Sept. 2021; (3) Debtwire - ranking 1H’21; (4) Green Street Advisors’ Asset-Based Alert – 2021. Corporate Trust & Escrow Services Provides trustee, paying agent and escrow services to municipal and corporate issuers. $32B Assets Under Administration Municipal Trustee (1) (2) & Paying Agent (2) in U.S. #3 Specialty Trust & Agency Solutions Services for asset-backed securitizations, aviation and other transportation and real estate projects. Workout and successor trustee services on behalf of bondholders of defaulted transactions. +16% New Business $ Volume YTD 1,705 Deals in ‘22 +9% 533 Deals YTD vs. 490 in 2021 +35% Growth in New Business $ Volume YTD Examples of recent deals: Capital Markets Division Capital solutions including fixed income sales, trading and underwriting for institutional, municipal and not-for-profit organizations. Products and services offered through UMB Bank Capital Markets Division NOT FDIC INSURED | MAY LOSE VALUE  | NOT BANK GUARANTEED. #1 Agent for Debtor-in-Possession financing (3) #7 Aviation & Asset-Based Securitization Trustee (4) TOP 10 Public Finance Closed Deals YTD ‘22 110 $12,340,000 Combined Tax & Rev. C/O, Series 2022 City of Burleson, TX $110,000,000 Subordinated Notes due 2032 Co-manager UMB Financial Corp. $1,365,000 General Obligation Bonds, Series 2022 City of New Braunfels, TX $15,695,000 General Obligation Bonds, Series 2022 $9,415,000 Tax Notes, Series 2022

FDIC Sweep Assets Under Administration $68B Institutional Banking Investor Solutions & Healthcare Services 39 Investor Solutions Annual ACH Transactions Healthcare Services Provides a suite of tax-advantaged benefit accounts including Health Savings Accounts (HSAs), Flexible Spending Accounts (FSAs), Health Reimbursement Arrangements (HRAs), and Commuter Benefit Accounts.  HSA Account Holders 1.3mm In HSA Assets & Deposits $2.6B Top 10 HSA Custodians in the U.S. (2) TOP 10 Benefit Cards 5.1mm >65mm ~ 6mm accounts Recognized for Investment Quality (1) Named a Top HSA for Features & Investment Options (1) (1) Investor’s Business Daily ‘21; (2) #7 by total accounts - Devenir Research Mid-Year ‘22; (3) ~$400mm in deposits & $100mm in assets. Expected closing 4Q’22. Our banking as a service (BaaS) solution includes deposit services for checking, saving, and investment accounts, including expanded FDIC insurance through our proprietary Sweep Program. Agreement to acquire HSA business from Old National June 2022 +$500mm (3)

Payments Credit & Debit Card Products 40 $3,812 $3,789 $3,714 $3,723 3Q ’22 Card Spend $3.7B 23rd In U.S. Credit Card Purchase Volume (1) #23 $3,680 Dollars in millions. (1) Rank in commercial, consumer and small business cards among top 50 U.S. issuers. Source: Nilson Report, December 2021. Card Purchase Volume & Interchange Trends

Appendix

Governance Our Board of Directors 42 AC = Audit Committee; CC = Compensation Committee; GC = Governance Committee; RC = Risk Committee Advisory Directors

Forward-Looking Statements 43 This presentation contains, and our other communications may contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “outlook,” “forecast,” “target,” “trend,” “plan,” “goal,” or other words of comparable meaning or future-tense or conditional verbs such as “may,” “will,” “should,” “would,” or “could.” Forward-looking statements convey our expectations, intentions, or forecasts about future events, circumstances, results, or aspirations. All forward-looking statements are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Our actual future objectives, strategies, plans, prospects, performance, condition, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events, circumstances, or aspirations to differ from those in forward-looking statements are described in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, or other applicable documents that are filed or furnished with the U.S. Securities and Exchange Commission (SEC). In addition to such factors that have been disclosed previously: macroeconomic and other challenges and uncertainties related to the COVID-19 pandemic, such as the impacts to the U.S. and global economies; sustained levels of high inflation and the potential for an economic recession on the heels of aggressive quantitative tightening by the Federal Reserve, and impacts related to or resulting from Russia’s military action in Ukraine, such as the broader impacts to financial markets and the global macroeconomic and geopolitical environments, may also cause actual results or other future events, circumstances, or aspirations to differ from our forward-looking statements. Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made, except to the extent required by applicable securities laws. You, however, should consult disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K, or other applicable document that is filed or furnished with the SEC.

Non-GAAP Reconciliations 44 (unaudited, dollars in thousands except per share data) The following are non-GAAP measures used by from time to time. To the extent a non-GAAP measure is used during this presentation, a reconciliation to such measure’s closest GAAP equivalent is provided below. UMB believes that these non-GAAP financial measures may be useful to investors because they adjust for items that management does not believe reflect the Company’s fundamental operating performance. Operating PTPP income for the relevant period is defined as GAAP net interest income plus GAAP noninterest income, less noninterest expense, adjusted to reflect the impact of excluding expenses related to acquisitions, severance expense, and COVID-19 related expense. Operating PTPP-FTE for the relevant period is defined as GAAP net interest income on a fully tax equivalent basis plus GAAP noninterest income, less noninterest expense, adjusted to reflect the impact of excluding expenses related to acquisitions, severance expense and COVID-19 related expense. Tangible book value per share is defined as total shareholders’ equity, net of intangible assets, divided by total shares outstanding. Tangible common equity ratio is calculated as total shareholders’ equity, net of intangible assets, divided by total assets, net of intangible assets. Operating Pre-Tax, Pre-Provision Income

Non-GAAP Reconciliations 45 Tangible Common Equity Ratio (unaudited, dollars in thousands)

Non-GAAP Reconciliations 46 Tangible Book Value (unaudited, dollars in thousands except per share data)

47 Our Peer Group UMB Financial Corporation 1010 Grand Boulevard Kansas City, MO 64106 UMBFInvestorRelations@umb.com